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Cingular Wireless LLC
Exhibits - Subsidiaries of the Registrant
                                                                      EXHIBIT 21


The following companies are doing business under the trade name Cingular or Cingular Wireless.

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                                                                                                                     State
As of December 31, 2003                                                                                            Organized
-----------------------                                                                                          --------------
CINGULAR WIRELESS LLC
             Salmon PCS LLC                                                                                           DE
             Cingular Wireless Consolidated Holdings, Inc.                                                            DE
                   Peachtree Insurance Company, Ltd. (Bermuda)                                                      Bermuda
                   Cingular Wireless Finance Corp.                                                                    DE
                   Cellular Retail Corporation                                                                        DE
                   Orlando CGSA Holdings, Inc.                                                                        DE
             Cingular Wireless Aviation Holdings, LLC                                                                 DE
             SBC Wireless LLC                                                                                         DE
                   Southwestern Bell Mobile Systems, LLC                                                              DE
                          Champaign CellTelCo                                                                         DC
                          Cingular Pennsylvania LLC                                                                   DE
                          Worcester Telephone Company                                                                 MA
                                Worcester Telephone Supply, LLC                                                       DE
                          Southwestern Bell Wireless, LLC                                                             DE
                                SWBW B-Band Development, LLC                                                          DE
                                    Texas RSA 20B2 Limited Partnership                                                TX
                                    San Antonio SMSA Limited Partnership                                              DE
                                       McAllen-Edinburg-Mission SMSA Limited Partnership                              DE
                                           McAllen-Edinburg-Mission SMSA Holdings, LLC                                DE
                                           McAllen-Edinburg-Mission SMSA Supply, LP                                   DE
                                    Cingular Wireless of Texas RSA #11 Limited Partnership                            DE
                                    Cingular Wireless of Texas RSA #16 Limited Partnership                            DE
                                       Texas RSA #16 Holdings, LLC                                                    DE
                                       Texas RSA #16 Supply, LLC                                                      DE
                                Eastern Missouri Cellular Limited Partnership                                         DE
                                    Eastern Missouri Cellular Holdings, Inc.                                          DE
                                    Eastern Missouri Cellular Supply Limited Partnership                              DE
                                Kansas City SMSA Limited Partnership                                                  DE
                                    Kansas City SMSA Holdings, Inc.                                                   DE
                                    Kansas City SMSA Cellular Supply Limited Partnership                              DE
                                Corpus Christi SMSA Limited Partnership                                               DE
                                Dallas SMSA Limited Partnership                                                       DE
                                    Dallas SMSA Holdings, LLC                                                         DE
                                    Dallas SMSA Supply Limited Partnership                                            DE
                                Oklahoma City SMSA Limited Partnership                                                DE
                                     Oklahoma City SMSA Supply, LLC                                                   DE
                                Lubbock SMSA Limited Partnership                                                      DE
                                    Lubbock SMSA Holdings, LLC                                                        DE
                                    Lubbock SMSA Supply Limited Partnership                                           DE
                                St. Joseph SMSA Limited Partnership                                                   DE
                                Topeka SMSA Limited Partnership                                                       DE
                                Texas RSA 6 Limited Partnership                                                       DE
                                Missouri RSA 8 Limited Partnership                                                    DE
                                Texas RSA 7B1 Limited Partnership                                                     DE
                                Missouri RSA 9B1 Limited Partnership                                                  DE
                                Texas RSA 9B1 Limited Partnership                                                     DE
                                Oklahoma RSA 3 Limited Partnership                                                    DE
                                Texas RSA 18 Limited Partnership                                                      DE
                                Oklahoma RSA 9 Limited Partnership                                                    DE
                                Texas RSA 19 Limited Partnership                                                      DE
                                Texas RSA 20B1 Limited Partnership                                                    DE
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
                                Wichita SMSA Limited Partnership                                                      DE
                                Texas RSA 9B4 Limited Partnership                                                     DE
                                Missouri RSA 11/12 Limited Partnership                                                DE
                                    Missouri RSA 11/12 Holdings, LLC                                                  DE
                                    Missouri RSA 11/12 Supply Limited Partnership                                     DE
                                Texas RSA 10B1 Limited Partnership                                                    DE
                                Houston Cellular Telephone Company, LP                                                TX
                                    Galveston Cellular Partnership                                                    TX
                                       Galveston Cellular Telephone Company                                           DE
                                       Galveston Cellular, LLC                                                        DE
                                       Cingular Wireless Galveston, LP                                                DE
                                Texas RSA 10B3 Limited Partnership                                                    DE
                                Cingular Wireless of Austin Limited Partnership                                       DE
                                    Austin Cellular Supply Limited Partnership                                        DE
                                    Austin Cellular Holdings, LLC                                                     DE
                   Cingular Wireless Spectrum Sub A LLC                                                               DE
                          Cingular Wireless Spectrum Sub B LLC                                                        DE
                   Pacific Telesis Mobile Services, LLC                                                               DE
                   Pacific Bell Wireless Northwest, LLC                                                               DE
                   Houma-Thibodaux Cellular Partnership                                                               DC
                          Houma-Thibodaux Cellular Supply, LLC                                                        DE
                   GSM Facilities LLC  [Joint Control - 50%]                                                          DE
                          Pacific Bell Wireless, LLC                                                                  NV
                          Omnipoint Facilities Network 2, LLC                                                         DE
                   Ameritech Mobile Communications, LLC                                                               DE
                   Ameritech Wireless Communications, LLC                                                             DE
                   Detroit SMSA Limited Partnership                                                                   DE
                   Milwaukee SMSA Limited Partnership                                                                 DE
                          Milwaukee SMSA Supply, LLC                                                                  DE
                   Madison SMSA Limited Partnership                                                                   DE
                          Madison SMSA Supply, LLC                                                                    DE
                   Cincinnati SMSA Limited Partnership                                                                DE
                   MI RSA 5, LLC                                                                                      DE
                   SBC Wireless - Puerto Rico, LLC                                                                    DE
                          Beach Holding Corporation                                                                   DE
                                    CCPR Paging, Inc.                                                                 DE
                                       CCPR Services, Inc.                                                            DE
                                    San Juan Cellular Telephone Company                                               DC
                                    CCPR of The Virgin Islands, Inc.                                                  DE
                   Cingular Supply, L.P.                                                                              DE
             Cingular Wireless Employee Services, LLC                                                                 DE
             RAM Communications Group, LLC                                                                            DE
                   Cingular Interactive L.P.                                                                          DE
             BellSouth Mobility LLC                                                                                   GA
                   BellSouth Personal Communications, LLC                                                             DE
                   Cingular Real Estate Holdings of The Southeast, LLC                                                GA
                   Orlando SMSA Limited Partnership                                                                   DE
                   Chattanooga MSA Limited Partnership                                                                DE
                          Chattanooga MSA Holdings, Inc.                                                              DE
                          Chattanooga MSA Supply Limited Partnership                                                  DE
                   Decatur RSA Limited Partnership                                                                    DE
                   Lafayette MSA Limited Partnership                                                                  DE
                          Lafayette MSA Supply, LLC                                                                   DE
                   Louisiana RSA No. 7 Cellular General Partnership                                                   DE
                          Louisiana RSA No. 7 Cellular Supply, LLC                                                    DE
                   Louisiana RSA No. 8 Limited Partnership                                                            DE
                   Acadiana Cellular General Partnership                                                              DE
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
                          Acadiana Cellular Supply, LLC                                                               DE
                   Westel-Indianapolis LLC                                                                            DE
                          Bloomington Cellular Telephone Company                                                      DE
                   Cellular Radio of Chattanooga
                   Florida Cellular Service, LLC                                                                      GA
                          Jacksonville MSA Limited Partnership                                                        DE
                          Jacksonville MSA Supply, LLC                                                                DE
                   Florida RSA No. 2B (Indian River) Limited Partnership                                              DE
                   Georgia RSA No. 1 Limited Partnership                                                              DE
                          Georgia RSA No. 1 Supply, LLC                                                               DE
                   Georgia RSA No. 2 Limited Partnership                                                              DE
                          Georgia RSA No. 2 Supply, LLC                                                               DE
                   Georgia RSA No. 3 Limited Partnership                                                              DE
                          Georgia RSA No. 3 Supply, LLC                                                               DE
                   Northeastern Georgia RSA Limited Partnership                                                       DE
                   Cingular Real Estate Holdings of Georgia, LLC                                                      GA
                   Cingular Real Estate Holdings of Atlanta, LLC                                                      GA
                   Cingular Real Estate Holdings of Louisiana, LLC                                                    GA
                   Cingular Real Estate Holdings of Kentucky, LLC                                                     GA
                   Cingular Westel Real Estate Holdings, LLC                                                          GA
             Cingular Wireless Roadrunner LLC                                                                         DE
                   GSM Corridor, LLC   [Joint Control - 50%]                                                          DE
                          Roadrunner Operating LLC                                                                    DE
                          Cingular New England License Sub LLC                                                        DE
                          Roadrunner Cingular License Sub, LLC                                                        DE
                          AT&T Wireless License Sub LLC                                                               DE
                          AT&T Wireless Roadrunner Sub I, LLC                                                         DE

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